SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report (Date of earliest event reported) August 3, 1998

                            U.S. Wireless Data, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Colorado                  0-22848                      84-1178691
 ----------------            -----------                  ------------------
(State or other             (Commission                  (I.R.S. Employer
 jurisdiction                File Number)                 Identification No.)
 of incorporation)


           2200 Powell Street, Suite 450, Emeryville, California 94608
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (510) 596-2025


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Item 5.  Other Events.

FILING OF AMENDMENT NO. 2 TO REGISTRATION STATEMENT ON FORM
SB-2 AND EFFECTIVENESS OF REGISTRATION STATEMENT WITH THE SEC
-------------------------------------------------------------

     On August 3, 1998, U.S. Wireless Data, Inc. (the "Company") filed Amendment No. 2 to its Registration Statement on Form SB-2 (SEC File No. 333-52625) with the United States Securities and Exchange Commission (the "SEC"). The Registration Statement is being effected to register a total of 7,240,356 shares of Common Stock (the "Shares"). The Shares are being registered and will be offered for sale by certain holders of the Company's securities. None of the Shares are being sold by the Company and the Company will not receive any proceeds from sales of the Shares.

     The disclosure contained in Amendment No. 2 to the Registration Statement on Form SB-2 is incorporated by reference in this Report and supersedes any prior disclosure made by the Company to the extent that such prior disclosure is inconsistent with the disclosure contained in Amendment No. 2 to the Registration Statement. See Exhibit 99.1 to this Report on Form 8-K.

     The SEC declared the Registration Statement effective on August 7, 1998, at 12:00 Noon, Eastern Daylight Time. It is expected that sales of the shares included in the Registration Statement can therefore commence shortly.

Item 7.  Financial Statement and Exhibits.

The following Exhibits are filed as part of this report:

Exhibit
Number    Description of Exhibit
-------   ----------------------

99.1 Amendment No. 2 to Registration Statement on Form SB-2 (SEC File No. 333-52625), filed by the Company with the SEC as of August 3, 1998 (including exhibits filed therewith) (1)

----------------

(1) Incorporated by reference from the Registrant's filing of Amendment No. 2 to Registration Statement on Form SB-2 (SEC File No. 333-52625) (Accession No. 0000927797-98-000104)


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



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       U.S. Wireless Data, Inc.
                                       -----------------------------------------
                                       (Registrant)


August 10, 1998                        By /s/ Evon A. Kelly
---------------                           --------------------------------------
         (Date)                           (Signature)
                                          Evon A. Kelly, Chief Executive Officer





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